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                                  Exhibit 23.1

                    Consent of Independent Public Accountants

We consent to the reference of our firm under the caption "Experts" and to the use of our reports dated March 24, 2003, in the Registration Statement (Amendment No. 1 to Form SB-2) and related Prospectus of InkSure Technologies Inc. for the registration of 13,733,396 shares of its Common Stock.



                                          /s/ Kost Forer & Gabbay
                                              -------------------------
                                              Kost Forer & Gabbay,
                                              a Member of Ernst and Young Global


Tel-Aviv, Israel
June 24, 2003